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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 -------------

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 28, 2006

                          JoS. A. Bank Clothiers, Inc.
             (Exact name of registrant as specified in its charter)



         Delaware                         0-23874               36-3189198
(State or other jurisdiction            (Commission            (IRS Employer
      of incorporation)                 File Number)         Identification No.)



         500 Hanover Pike                                         21074
        Hampstead, Maryland
(Address of principal executive offices)                        (Zip Code)


        Registrant's telephone number, including area code (410) 239-2700

         (Former name or former address, if changed since last report)



     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01  OTHER EVENTS

On August 28, 2006, JoS. A. Bank Clothiers, Inc. issued a press release (the "Press Release") in which the Company announced, among other things, it will deliver a presentation on behalf of the Company at First Dallas Securities 2006 Summer Investment Forum on Wednesday, August 30, 2006. A copy of the Press Release is attached as Exhibit 99.1.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit
Number          Description
-------         -----------

99.1            Press Release dated August 28, 2006




                                    SIGNATURE
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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        JoS. A. Bank
                                        Clothiers, Inc.
                                        (Registrant)

                                        By:   /s/ Robert N. Wildrick
                                           ------------------------------------
                                        Robert N. Wildrick
                                        Chief Executive Officer and Director



Dated:  August 28, 2006




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                                 EXHIBIT INDEX

Exhibit
Number          Description
-------         -----------

99.1            Press Release dated August 28, 2006




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